                      INTERNATIONAL DISTRIBUTOR AGREEMENT


     THIS AGREEMENT (the "Agreement") is entered into effective as of ___________, 199__, between Echelon Corporation ("Echelon"), a Delaware corporation with principal offices at 4015 Miranda Avenue, Palo Alto, California 94304, and __________________________________ ("Distributor"), a corporation organized under the laws of _____________________, with principal offices at
_______________________________________________________.

     WHEREAS, Echelon has developed and distributes products for intelligent distributed control systems.

     WHEREAS, Echelon wishes to appoint Distributor to distribute Echelon's products on a non-exclusive basis in the Territory (as hereinafter defined).

     WHEREAS, Distributor is willing to accept such appointment.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   DEFINITIONS
          -----------

          (a) "Products" shall mean those hardware and/or software products for which Distributor will serve as a non-exclusive distributor hereunder, as identified in Exhibit A hereto, as it may be amended from time to time pursuant to Section 9 below.

          (b) "Development Products" shall mean those Products identified in Exhibit A as such.

          (c) "OEM Products" shall mean those Products identified in Exhibit A as such.

          (d) "Software Products" shall mean those Products identified in Exhibit A as such.

          (e)  "Territory" shall mean the territory set forth in Exhibit B.

          (f) "Software" shall mean any Software Product that is listed in Exhibit A and any software that is included in or with a Product that is listed in Exhibit A. All references to the Products herein include reference to the Software.

          (g) "Software Copy" shall mean an object code copy of any of the Software, together with a copy of any user manual or other documentation customarily supplied with the Software Copy to end users by Echelon.

          (h) All references in this Agreement to the "sale" of or "selling" Software or Software Copies shall mean the sale of a license to use such
                                                     -------
Software or Software Copies. All references in this Agreement to the "purchase" of Software or Software Copies shall mean the purchase of a license to use such
                                                            -------
Software or Software Copy.

          (i) "Registered Customer" shall mean a customer of Distributor that has been registered by Distributor with Echelon pursuant to Echelon's standard customer registration policies and procedures. Such registration policies and procedures are set forth in Exhibit A. Echelon may amend the registration policies and procedures set forth in Exhibit A from time to time in its sole discretion, including eliminating the registration program. Any such change shall be effective upon notice to Distributor.

     2.   DUTIES OF DISTRIBUTOR
          ---------------------

          (a)  Activities of Distributor.  Subject to the terms and conditions
               -------------------------
herein, Echelon hereby appoints and retains Distributor to solicit sales of and distribute the Products in the Territory on a non-exclusive basis. As a distributor of the Products, Distributor shall have the right to market and distribute Products solely to end user customers and not to any party for subdistribution.

          (b)  Direct Activities by Echelon.  Nothing herein shall prevent
               ----------------------------
Echelon from marketing and distributing the Products directly to end user customers, systems integrators or to other distributors in the Territory.

          (c)  Independent Contractors.  The relationship of Distributor and
               -----------------------
Echelon established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, principal and agent, employer and employee, co-owners, or otherwise as participants in a joint undertaking, or (iii) allow Distributor to create or assume any obligation on behalf of Echelon for any purpose whatsoever. All financial and other obligations associated with Distributor's business are the sole responsibility of Distributor. Distributor shall be solely responsible for, and shall indemnify and hold Echelon free and harmless from, any and all claims, damages or lawsuits (including Echelon's attorneys' fees) arising out of the acts of Distributor, its employees or its agents.

     3.   REMUNERATION
          ------------

          Distributor's sole remuneration with respect to the distribution of Products hereunder shall be (i) the difference between Distributor's price from Echelon and Distributor's price to its customers and (ii) any commissions or sales credits payable pursuant to Sections 8(g) or 8(h) below.

     4.   LICENSE AGREEMENTS
          ------------------

          Distributor acknowledges and agrees that certain Products may only be distributed pursuant to license agreements, as indicated by the Licensing Requirements set forth in Exhibit A. Distributor shall only distribute such Products to customers who have entered into all required license agreements with Echelon.

     5.   FORECASTS AND ORDERS OF PRODUCTS
          --------------------------------

          (a)  Forecasts.  On a quarterly basis, Distributor shall provide
               ---------
Echelon with a one-year sales forecast setting forth its estimated monthly requirements for shipment of Products by Echelon's model number for the upcoming twelve (12) month period. The first such forecast shall be furnished to Echelon upon execution of this Agreement, and each subsequent forecast shall be furnished not later than the fifteenth day of the month preceding the end of each calendar quarter. The forecasts are non-binding and will be used by Echelon only for planning purposes. Upon thirty (30) days' advance written notice to Distributor, Echelon shall have the right in its sole discretion to require monthly updates to the forecasts.

          (b)  Orders and Acceptance. Distributor shall initiate purchases under
               ---------------------
this Agreement by submitting written or facsimile purchase orders to Echelon. All purchase orders shall contain the following: (a) model numbers of Products,
(b) quantity of Products to be purchased, (c) shipping point (Echelon's manufacturing facility or Echelon's European shipping point) and special shipping instructions, if any, (d) requested delivery schedule, which shall be within the next succeeding six (6) months, and which shall conform to the minimum lead times for such Products as set forth in Exhibit A", (e) destination, (f) billing address if different from address listed above and (g) the net price for the Products, which shall conform to the minimum aggregate invoice value set forth on Exhibit A. No purchase order shall be binding upon Echelon until accepted by Echelon in writing. Echelon shall use reasonable commercial efforts to notify Distributor of the acceptance or rejection of a purchase order within fifteen (15) days of receipt of the purchase order. Distributor shall be responsible for obtaining all import licenses for the import of all Products in the Territory.

          (c)  Certain Software Products.  In the event Distributor solicits the
               -------------------------
sale of any Software Products identified with a Note 5 Licensing Requirement in Exhibit A, Echelon shall invoice Distributor for such Software Products upon receipt of Distributor's written purchase order and deliver such Software Products to Distributor pursuant to Sections 5(b) above and 6 below; provided, that (i) Distributor has provided Echelon with an original copy of Echelon's Software License Agreement for each Software Product, signed by the customer,
(ii) the customer is a Registered Customer of Distributor, and (iii) Distributor fulfills all obligations with respect to such order as set forth in Exhibit D hereto.

          (d)  Cancellation, Delay or Reduction of Orders.  Distributor may not
               ------------------------------------------
cancel, delay or reduce the quantity of Product(s) on that portion of an order with a scheduled delivery date in the period within and including sixty (60) days of the then current date without Echelon's prior written approval granted in each instance in Echelon's sole discretion, and subject to a fifteen percent (15%) cancellation charge. Distributor will have no rights in partially completed goods from canceled orders.

     One time with respect to each order, Distributor may cancel, delay or reduce the quantity of Product(s) on that portion of an order that has a scheduled delivery date in the period beyond sixty (60) days of the then current date subject to the following provisions: (i) the combined effect of such cancellation or reduction shall not reduce the total quantity of each Product to be delivered on all scheduled delivery dates in such period by more than forty percent (40%); (ii) no scheduled delivery date may be delayed by more than three
(3) months; and (iii) the remaining orders shall continue to be subject to the minimum aggregate invoice value set forth on Exhibit A.

     If under this Section 5(d) Distributor is permitted a delay in delivery, and if Echelon has, prior to Distributor's request therefor, notified Distributor of Distributor Price changes that are effective at the time of the new delivery date, then Echelon's price to Distributor on Products for which delivery was delayed and any penalties due to Echelon hereunder shall be based upon Echelon's new Distributor Price.

     6.   SHIPPING AND RETURN
          -------------------

          (a)  Delivery.  Echelon shall use reasonable commercial efforts to
               --------
deliver Products on the specified delivery date. Products shall be packaged in anti-static material, as appropriate.

          (b)  Shipping. All Products delivered pursuant to this Agreement shall
               --------
be marked for shipment to Distributor's facility at the address set forth above or specified in Distributor's written purchase order, and delivered to a carrier or forwarding agent chosen by Distributor and approved by Echelon in its sole discretion; provided, that Echelon may designate the carrier in the event Distributor fails to designate a carrier or Echelon does not approve Distributor's selection. Shipments shall be F.O.B. Echelon's manufacturing facility (currently at the address set forth above), at which time risk of loss and, except as provided in Section 7 below, title shall pass to Distributor.
All freight, insurance, duty and other shipping expenses, as well as any special packing expenses, shall be borne by Distributor. Each Distributor shipment shall have an individual packing list.

          (c)  Security Interest. Until the purchase price and all other charges
               -----------------
payable to Echelon hereunder have been received in full, Echelon hereby retains and Distributor hereby grants to Echelon a security interest in the Products delivered to Distributor and any proceeds therefrom. Distributor agrees to promptly execute all documents reasonably requested by Echelon to perfect and protect such security interest. In the event Distributor fails promptly to execute such documents, Distributor hereby appoints Echelon its attorney-in-fact for the sole purpose of executing such documents, which appointment shall be a power coupled with an interest and shall be irrevocable.

          (d)  Return.
               ------

                    (i) With respect to Products shipped to Distributor (as opposed to Products shipped directly to Distributor's customers), Distributor shall inspect all such Products upon receipt thereof, and Distributor may reject any item that fails substantially to conform to the then current Product specifications. To reject a Product, Distributor shall within five (5) working days of receipt of such Product notify Echelon in writing or by facsimile of its rejection and request a Return Material Authorization ("RMA") number. Within ten
(10) working days of receipt of the RMA number, Distributor shall return the rejected Product, freight prepaid and properly insured, in its original shipping carton with the RMA number displayed on the outside of the carton.

                    (ii) If Echelon confirms the defect, Echelon shall, at Echelon's option and expense, either repair or replace the Product. Echelon shall reimburse Distributor for the shipping charges to return properly rejected Products and shall pay the shipping charges for the delivery of such repaired or replacement Products to Distributor; otherwise, Distributor shall be responsible for all shipping charges.

          (e)  Stock Rotation. Distributor shall be entitled to rotate its stock
               --------------
of OEM Products according to the policies and procedures set forth in Exhibit A. Echelon may amend the stock rotation policies and procedures set forth in Exhibit A from time to time in its sole discretion, including eliminating the stock rotation program. Any such change shall be effective upon notice to Distributor.

     7.   SOFTWARE
          --------

          (a) Notwithstanding anything to the contrary contained herein, title to all Software shall remain with Echelon. Distributor shall have a nonexclusive license to distribute Software Copies; provided, that such Software Copies are delivered to customers in unopened packages in good condition and at the same time as associated hardware Products, if any.

          (b) Distributor shall have no right to copy the Software or to reverse engineer, disassemble, decompile or otherwise attempt to derive the source code from the Software. With respect to any Software Copies to be used for demonstration purposes, in addition to the requirements set forth in Sections 8(b) and 17(c) below, Distributor agrees to the terms of the (i) Software License Agreement accompanying the Software Copies, for Software identified with a Note 2, 3 or 4 Licensing Requirement in Exhibit A, and (ii) the Software License Agreement set forth in Exhibit G hereto, for Software identified with a Note 5 Licensing Requirement in Exhibit A. Distributor shall not remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices placed or embedded by Echelon on or in the Software.

     8.   PRICING AND PAYMENT
          -------------------

          (a)  Pricing.  Echelon shall provide Distributor with Echelon's
               -------
Suggested International List Prices for the Products, as such prices are updated from time to time. The Distributor Prices for the Products are set forth in Exhibit A and may only be revised as set forth in Subsections 8(c) and 8(d) below. Distributor acknowledges that Echelon shall publish and distribute from time to time its price lists to its customers.

          (b)  Demonstration Products.  Distributor may purchase reasonable
               ----------------------
quantities of Development Products or OEM Products (other than those Products identified in Exhibit A as "not available for demonstration"), to be used solely for demonstration purposes, at a Thirty-Three Percent (33%) discount off the Distributor Price set forth in Exhibit A. Upon request, Echelon may, in it sole determination of Distributor's demonstration capabilities, provide Distributor at no charge with one (1) copy of any Software Product (other than those Software Products identified in Exhibit A as "not available for demonstration"), to be used solely for demonstration purposes. Distributor certifies that Products purchased or provided on this basis ("Demonstration Products") shall be used exclusively for demonstration and/or troubleshooting purposes and shall in no event be resold by Distributor. Distributor agrees to have available during the term of this Agreement the Demonstration Products set forth on Exhibit E hereto. Distributor shall have the right to use and lend Demonstration Products pursuant to Section 17(c) below.

          (c)  Price Increase. Echelon has the right at any time to increase the
               --------------
Distributor Price of any Product upon thirty (30) days advance written notice to Distributor. Such increases shall apply to all purchase orders received after the effective date of the increase. Distributor may order any quantity of Products within such thirty-day period at the pre-revised price or discount; provided that Distributor requests delivery to occur no later than fifteen (15) days after the effective date of the price increase and pays for any invoices associated with such order pursuant to the terms set forth in Section 8(f) below.

          (d)  Price Decrease and Credit.  In the event Echelon decreases the
               -------------------------
Distributor Price of a Product, Echelon shall notify Distributor in writing of such decrease, and such decrease shall apply to Distributor immediately on all unshipped Products. In addition, Distributor shall be entitled to price protection on its inventory of OEM Products according to Echelon's policies and procedures set forth in Exhibit A. Echelon may amend the price protection policies and procedures set forth in Exhibit A from time to time in its sole discretion, including eliminating the price protection program. Any such change shall be effective upon notice to Distributor.

          (e)  Taxes.  All prices described herein are exclusive of any excise,
               -----
sales, use, value added (VAT), withholding and similar taxes. Distributor shall be liable for and shall pay all applicable taxes associated with the Products. When Echelon has the legal obligation to collect such taxes, the appropriate amount shall be added to Distributor's invoice and paid by Distributor unless Distributor provides Echelon with a valid tax exemption certificate authorized by the appropriate taxing authority. In the event that Distributor is required by law to make deductions or withholdings from payments to Echelon, then Distributor shall pay such additional amounts to Echelon as may be necessary to assure that the actual amount received by Echelon after deduction or withholding (and after payment of any additional taxes due as a consequence of such additional amount) shall equal the amount that would have been received if such deduction or withholding were not required.

          (f)  Payment.  Echelon shall issue to Distributor invoices for each
               -------
shipment made hereunder. All payments shall be made in United States Dollars, on the terms set forth in Exhibit C hereto.

          (g)  Commissions.  In the event that a Registered Customer orders
               -----------
Products from Echelon under a volume purchase agreement with Echelon, Distributor shall be entitled to receive the sales commission, if any, set forth in Exhibit A for each such order; provided that Distributor fulfills all of its obligations with respect to such order as Echelon may specify. Sales commissions shall be payable to Distributor not later than the last day of the month following the month in which Echelon invoices the customer for such order. Commissions shall be computed on the net selling price invoiced to the customer, and no commission shall be paid with respect to charges for handling, freight, taxes, duties, insurance, trade discounts, repairs, service and the like. Echelon shall pay the commission in the currency in which payment was received from the customer. Echelon, in its sole discretion, may apportion the net selling price among distributors and other parties entitled to a commission on any such order, and Distributor's commission shall be based on the portion of the net selling price allocated to Distributor. In the event Echelon accepts any returns from customers of orders on which a commission was paid, or in the event Echelon writes off as bad debt any or all of the net selling price on orders on which a commission was paid, Echelon shall charge back to Distributor's account any amounts previously paid or credited to Distributor with respect to such returns or bad debt.

          (h)  Sales Credits.
               -------------

               (i)  General. The distributor price for Products hereunder is
                    -------
intended to provide Distributor with a net price at which Distributor can profitably sell to end user customers generally within the Territory, and therefore, there will not be any standard sales credit program.

               (ii) Special Sales Credits. If business conditions require a
                    ---------------------
special sales credit, then such credit shall be negotiated between the parties and set forth in a mutually signed written document as set forth in Exhibit A (the "Special Sales Credit Request Form"). The Special

Sales Credit Request Form shall set forth at a minimum: the name of the end user customer; the Echelon part number; the projected quantity of Products to be sold; and the per unit special sales credit. Receipt of the foregoing special sales credit is conditioned upon (i) verification by Distributor's POS Report (as described in Section 13(d) below) of the type of Product(s) sold; (ii) verification that the customer is a Registered Customer of Distributor; and
(iii) receipt of the Sales Credit Form set forth in Exhibit A. Distributor will not be entitled to any special sales credit unless such procedures have been fully complied with, and no credits will be provided to Distributor for shipments made by Distributor prior to the date that Echelon executes the applicable Special Sales Credit Form.

     9.   PRODUCT CHANGES
          ---------------

          (a)  Additional Products.  Echelon may, from time to time, in its
               -------------------
discretion, amend Exhibit A to add other products which shall be available to Distributor under the terms of this Agreement.

          (b)  Deletion of Products. Echelon may delete any Product from Exhibit
               --------------------
A effective thirty (30) days after written notice to Distributor of such deletion. Distributor shall have the option to make a "last buy" of obsolete OEM Products to meet customer requirements. Any OEM Product purchased as part of this "last buy" is not eligible for return to Echelon on any basis except for warranty purposes.

     10.  WARRANTY AND DISCLAIMER
          -----------------------

          (a)  Express Warranties. Echelon hereby warrants to Distributor that
               ------------------
Products purchased hereunder shall be free from defects in materials and workmanship for a period of one (1) year after the date of shipment by Echelon to Distributor. Notwithstanding the foregoing, the sole warranty for the Software is as set forth in Echelon's Software License Agreement. Pursuant to Echelon's Software License Agreement, Echelon makes a limited warranty to the end user regarding the diskette on which the Software Copy is contained. Echelon's Software License Agreement specifically disclaims all other warranties relating to the Software Copies, including all warranties with respect to the performance of the Software.

          (b)  Exclusions.  The express warranties set forth in Section 10(a)
               ----------
above specifically exclude and do not apply to defects to a Product: (a) caused through no fault of Echelon during shipment to or from Distributor, (b) caused by the use or operation of Products in an application or environment other than that specified by Echelon, (c) caused by modifications or alterations made to the Products by Distributor or any third party, (d) caused by maintenance performed on the Products by Distributor or any third party, or (e) which are the result of the Products being subjected to unusual physical or electrical stress.

          (c)  Disclaimer.  EXCEPT FOR THE ABOVE EXPRESS LIMITED WARRANTIES,
               ----------
ECHELON MAKES AND DISTRIBUTOR RECEIVES NO WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH DISTRIBUTOR, AND ECHELON SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE FOREGOING LIMITED WARRANTY IS MADE BY ECHELON SOLELY TO DISTRIBUTOR FOR DISTRIBUTOR'S SOLE BENEFIT. DISTRIBUTOR SHALL NOT MAKE OR PASS ON TO ANY CUSTOMER OR OTHER PARTY ANY WARRANTY OR REPRESENTATION ON BEHALF OF ECHELON OTHER THAN ANY EXPRESS WARRANTY CONTAINED IN (1) ECHELON'S SOFTWARE LICENSE AGREEMENT, FOR ANY SOFTWARE PRODUCTS, OR (2) ECHELON'S TERMS AND CONDITIONS OF SALE OR PRICE LISTS, FOR ALL OTHER PRODUCTS.

          (d)  Warranty Procedures. Distributor shall send Products with defects
               -------------------
covered by the foregoing warranty to Echelon's address set forth above or such other address provided by Echelon from time to time. Distributor shall request in writing or by facsimile authorization from Echelon prior to the return of each defective Product for repair or replacement by Echelon. All such requests must be received by Echelon not later than thirty (30) days after the expiration of the warranty period. Upon receipt of such request, Echelon shall provide Distributor with a RMA number to be prominently displayed on the shipping container for the defective Product. Once Echelon authorizes the return of any defective Product, Distributor shall ship such Product to Echelon, freight prepaid, pursuant to the shipping and other requirements specified by Echelon in its RMA. Upon verification by Echelon that the returned Product is defective, Echelon shall provide a credit to Distributor's account in an amount equal to the actual, reasonable freight costs incurred by Distributor to return the Product. In addition, Echelon shall, at its sole option and expense, repair or replace such Product, employing at its option, new or used parts or Products to make such repair or replacement, and shall ship the repaired or replaced Product to Distributor, freight prepaid. The foregoing states the sole liability and obligation of Echelon arising out of this warranty.

          (e)  Product Availability.  Under no circumstances shall Echelon be
               --------------------
responsible to Distributor or any other party for its failure to fill accepted orders, or for its delay in filling accepted orders, when such failure or delay is due to any cause beyond Echelon's reasonable control.

          (f)  Limitation of Liability.  ECHELON'S LIABILITY UNDER THE ABOVE
               -----------------------
WARRANTIES SHALL BE LIMITED TO A REFUND OF DISTRIBUTOR'S PURCHASE PRICE. IN NO EVENT SHALL ECHELON BE LIABLE FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS BY DISTRIBUTOR OR THE CUSTOMER OR FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES FOR BREACH OF WARRANTY.

     11.  OUT OF WARRANTY REPAIR AND SERVICE SUPPORT
          ------------------------------------------

          (a)  Out of Warranty Repair and Service Support.  During the term of
               ------------------------------------------
this Agreement, any repair or reconditioning of any Product not covered by warranty shall be subject to Echelon's then standard out of warranty prices, terms and conditions.

          (b)  Freight Charges.  Freight charges on Products returned to Echelon
               ---------------
for repair are to be prepaid by Distributor. Repaired Products not covered by warranty shall be returned to Distributor, freight collect.

     12.  ADDITIONAL OBLIGATIONS OF ECHELON
          ---------------------------------

          (a)  Promotions.  Echelon shall use all reasonable efforts to include
               ----------
Distributor in promotional events appropriate for Echelon's authorized distributors. Echelon shall provide Distributor with reasonable quantities of promotional literature which Echelon makes generally available to its authorized distributors for use by Distributor's sales personnel. Echelon will bulk ship such promotional literature at Echelon's cost on the most economical basis, provided that Distributor may request expedited shipment at its sole expense. Any such promotional program may be initiated, modified and withdrawn by Echelon and the provisions of Section 8(c) and (d) shall not apply to any prices associated with such promotional program.

          (b)  Leads and Cooperative Marketing.  Echelon shall include
               -------------------------------
Distributor in any lead referral or other cooperative marketing activities which Echelon makes generally available to its authorized distributors. Any such program shall be described in Exhibit A. Echelon may amend the cooperative marketing policies and procedures set forth in Exhibit A from time to time in its sole discretion, including eliminating the cooperative marketing program. Any such change shall be effective upon notice to Distributor.

     13.  ADDITIONAL OBLIGATIONS OF DISTRIBUTOR
          -------------------------------------

          (a)  Sales and Marketing Efforts. Distributor shall devote sufficient
               ---------------------------
facilities and technically qualified sales and service personnel to the Products to fulfill its responsibilities under this Agreement and shall commit to the marketing of the Products resources commensurate with the resources committed by Distributor to introductions of other products which are expected to sell in volumes similar to the Products. Distributor shall make use of promotional material supplied by Echelon. Distributor shall actively promote and market the Products, including, without limitation, selling and distributing the Products through its own sales force and marketing the Products in Distributor's catalogues, if any, as soon as possible. Without limiting the foregoing, Distributor shall fulfill the additional marketing obligations set forth in Exhibit E hereto.

          (b)  Distribution Procedures.  Distributor shall comply with all
               -----------------------
reasonable procedures and restrictions adopted by Echelon from time to time for distributing the Products. This is to include, but not be limited to, the requirement to offer customers a full refund of their purchase price if the customer cannot agree to the terms and conditions of the Software License Agreement received with the Products, if any, provided that the customer returns such Products unused within the number of days set forth on the license notice set forth on such Products. In addition, Distributor will notify Echelon of any known breaches of any Software License Agreement. Distributor shall assist and cooperate with Echelon as requested by Echelon, at Echelon's expense, (except for the salaries of Distributor's employees), in enforcing Echelon's rights in the Software.

          (c)  Customer Listing.  To ensure the capability to  provide prompt
               ----------------
updates to customers for the Products, Distributor shall maintain an up-to-date listing that is accessible by Echelon. Such listing shall comprise customers to which Distributor has shipped Products and the Products purchased by such customers.

          (d)  Point of Sales (POS) Report.  Distributor shall submit to Echelon
               ---------------------------
a monthly POS report on Product sales for each calendar month no later than the 15th day of the following month. The following information shall be provided for each sales transaction:

               1.  Echelon part number
               2.  Quantity sold
               3.  Unit sales price
               4.  Date product shipped (or scheduled to be shipped) to customer
               5.  Customer name
               6.  "Ship to" location

The accuracy of each POS report shall be certified by Distributor. Echelon shall have the right to audit Distributor's books and records to verify the accuracy of any POS report without notice at any time during Distributor's normal business hours; provided, that any such audit shall not materially interfere with Distributor's normal business operations.

          (e)  Government Use. Distributor agrees that, without the prior
               --------------
written consent of Echelon, it shall not deliver the Software, any portion thereof or any technical data relating to the Products to any branch or agency of the U.S. Government or any other Government without a predetermination that
(i) the Software and accompanying documentation are deemed to be "commercial computer software" and "commercial computer software documentation", respectively, pursuant to DFAR Section 227.7202 and FAR Section 12.212(b), as applicable, and (ii) any use, modification, reproduction, release, performance, display or disclosure of the Software and accompanying documentation by the U.S. Government or any other Government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted by the terms of this Agreement, and (iii) any technical data provided that is not covered by the above provisions is deemed to be "technical data-commercial items" pursuant to DFAR
Section 227.7015(a).

          (f)  Standard of Business Practices.  Distributor shall establish and
               ------------------------------
maintain, and cause its employees, consultants and agents to establish and maintain, a high standard of ethical business practices in connection with its distribution of Products in the Territory, including, without limitation, full compliance with Section 20 hereof.

          (g)  Translations. Distributor, at its election, shall have the right
               ------------
to engage in the translation and production of any promotional literature for which Distributor determines local language versions are required to effectively sell Products. Distributor shall provide Echelon with a copy of all translated materials and revisions thereto promptly following completion thereof. Echelon shall retain ownership of all such translated versions. Distributor hereby assigns to Echelon all right, title and interest, including all copyrights, in and to any such translations. Echelon shall have the right to use, reproduce, exploit and create derivative works of such translations for any purpose. Distributor shall, and shall cause its translators to, execute such additional documents and take such other actions as may be reasonably necessary to perfect such assignment. In the event Distributor fails to take such action within a reasonable period, Distributor hereby appoints Echelon its attorney-in-fact for the purpose of executing such documents, which appointment shall be deemed a power coupled with an interest and shall be irrevocable.

     14.  SUPPORT AND UPDATES
          -------------------

          (a)  Support.  Distributor shall train and furnish sufficient
               -------
personnel to assist customers with basic technical support and answer basic customer questions regarding the use and operation of the Products and interpretation of accompanying documentation during normal business hours. Customers requiring greater support will be directed by Distributor to contact Echelon for in-depth support during the initial warranty period and to contact Echelon with respect to entering into a support contract thereafter.

          (b)  Updates.  In the event Echelon issues any upgrades, updates, new
               -------
releases or other modifications to the Software (collectively, "Software Updates"), Distributor shall only market and distribute such Software Updates to customers otherwise licensed to use a preceding version of the Software, in quantities equal to the number of copies of the Software that such customers were already licensed to use.

     15.  TERM AND TERMINATION
          --------------------

          (a)  Term. This Agreement shall continue in force until _____________
               ----
unless terminated earlier under the provisions of this Section 15. This Agreement may be renewed for additional one (1) year terms upon the mutual written agreement of the parties prior to the expiration of each fixed term. In the event the parties continue to transact business under this Agreement following any expiration or termination of this Agreement, this Agreement shall be deemed to have been renewed on a day to day basis, and following such renewal, either party may terminate this Agreement upon one (1) day's written notice to the other party.

          (b)  Termination for Convenience.  This Agreement may be terminated by
               ---------------------------
either party for any reason or no reason, whether or not extended beyond the first year, by giving the other party written notice of the termination ninety
(90) days in advance. Both parties agree that neither shall be liable to the other for damages of any kind by reason of the termination of this Agreement under this Section 15(b). In the event this Agreement is terminated pursuant to this Section 15(b), commissions payable pursuant to Section 8(g) above shall be paid on all open orders previously secured by Distributor which have delivery schedules within one (1) year after the date of termination as follows: full rate for shipments made within ninety (90) days after date of termination; one-half rate thereafter until one (1) year from the date of termination.

          (c)  Termination for Cause. If either party materially defaults in its
               ---------------------
performance or breaches any of the terms or conditions of this Agreement, then the other party may give written notice to the breaching or defaulting party that if the breach or default is not cured within thirty (30) days the Agreement will be terminated. If such notice is given and the breach or default is not cured during the thirty day period, then the Agreement shall automatically terminate at the end of that period. If at any time Distributor has not, for any reason, purchased from Echelon the minimum amounts of Products during the applicable time period as set forth in Exhibit E attached hereto, such failure shall be deemed a material default in the performance of this Agreement under this Section 15(c). The parties hereto agree that the foregoing minimum amounts are reasonable notwithstanding any change in market or economic conditions within the Territory. Notwithstanding the foregoing, in the event that Echelon determines that any POS Report furnished by Distributor pursuant to Section 13(d) above is intentionally and knowingly false or misleading, Echelon shall have the right to terminate this Agreement for cause immediately upon written notice to Distributor, without opportunity to cure.

          (d)  Termination for Insolvency. This Agreement shall terminate,
               --------------------------
without notice, (i) upon the institution by or against Distributor of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of Distributor's debts, (ii) upon Distributor's making an assignment for the benefit of creditors, or (iii) upon Distributor's dissolution.

          (e)  Fulfillment of Orders upon Termination.  Upon termination of this
               --------------------------------------
Agreement, and subject to Echelon's right to require prepayment, Echelon may, but shall not be obligated to, fulfill all orders accepted by Echelon prior to the date of termination.

          (f)  Limitation on Liability. In the event of termination by either
               -----------------------
party in accordance with any of the provisions of this Agreement, neither party shall be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of Echelon or Distributor. Termination shall not, however, relieve either party of obligations incurred prior to the termination.

          (g)  Return of Materials. All Software, trademarks, trade names,
               -------------------
patents, copyrights, designs, drawings, formulas or other data, photographs, samples, demonstrators, literature, translations and sales aids of every kind shall remain the property of Echelon. Within thirty (30) days after the termination of this Agreement, Distributor shall prepare all such items in its possession for shipment, as Echelon may direct, at Echelon's expense. Distributor shall not make or retain any copies of any confidential items or information that may have been entrusted to it. Effective upon the termination or expiration of this Agreement, Distributor shall cease to use all trademarks, marks, and trade names of Echelon.

          (h)  Survival of Certain Terms. The provisions of Sections 7, 8, 10,
               -------------------------
15, 16, 17, 19 and 21 shall survive the termination or expiration of this Agreement for any reason. All other rights and obligations of the parties shall cease upon termination or expiration of this Agreement.

     16.  LIMITATION ON LIABILITY
          -----------------------

          ECHELON'S LIABILITY ARISING OUT OF THIS AGREEMENT AND/OR THE SALE OF ANY PRODUCT SHALL NOT EXCEED THE PRICE PAID BY DISTRIBUTOR FOR THE PRODUCT. IN NO EVENT SHALL ECHELON BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY ANYONE. IN NO EVENT SHALL ECHELON BE LIABLE TO DISTRIBUTOR OR ANY OTHER ENTITY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES OR LOST PROFITS, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT ECHELON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE ESSENTIAL PURPOSE OF THIS PROVISION IS TO LIMIT THE POTENTIAL LIABILITY OF ECHELON ARISING OUT OF THIS AGREEMENT AND DISTRIBUTION OF THE PRODUCTS.

     17.  CONFIDENTIALITY
          ---------------

          (a)  Property Rights.  Distributor agrees that Echelon owns all right,
               ---------------
title, and interest in the Software and in all of Echelon's patents, trademarks, trade names, inventions, copyrights, know-how, and trade secrets relating to the design, manufacture, operation, service or maintenance of the Software. The use by Distributor of any of these property rights is authorized only for the purposes herein set forth, and upon termination of this Agreement for any reason such authorization shall cease.

          (b)  Confidentiality.
               ---------------

               (i) Distributor agrees not to provide or otherwise make available any Software Copies, in any form, to any person other than employees of Distributor or Echelon or Distributor's customers in connection with the distribution of the Software or its demonstration (in accordance with Subsection 17(c) below).

               (ii) Distributor acknowledges that the Software constitutes confidential and proprietary information of Echelon developed at substantial expense to Echelon. Distributor agrees to use the Software only as authorized herein, and to treat the Software with at least the degree of care and protection as its treats its own most confidential information, and Distributor represents and warrants that it takes reasonable measures to protect its own confidential information. Distributor agrees that Distributor will take appropriate action by instruction, agreement, or otherwise with Distributor's employees to satisfy Distributor's obligations under this Agreement with respect to use, copying, modification and protection and security of the Software. Distributor shall remain obligated, both during the term of this Agreement and thereafter, to hold in confidence its knowledge of the Software as a trade secret for the benefit of Echelon.

               (iii) Distributor acknowledges that by reason of its relationship with Echelon hereunder it will have access to certain other information and materials concerning the Products and Echelon's business, plans, customers and technology that are confidential and of substantial value to Echelon, which value would be impaired if such information were disclosed to third parties. Distributor agrees that it shall not use in any way for its own account or the account of any third party, nor disclose to any third party, any such confidential information revealed to it by Echelon. Distributor shall take every reasonable precaution to protect the confidentiality of such information, including, at the request of Echelon, the entry by Distributor's agents and employees into confidentiality agreements in a form approved by Echelon, prohibiting any disclosure to third parties of confidential information provided by Echelon. Distributor shall not publish any technical description of any Software or Product or other confidential information of Echelon beyond the description published by Echelon. In the event of termination or expiration of this Agreement, there shall be no use or disclosure by Distributor, its agents, or employees of any confidential information of Echelon, and Distributor shall not manufacture or have manufactured any products utilizing any of Echelon's confidential information. Distributor shall deliver to Echelon all copies within its possession or within its control of customer lists, catalogues, specifications, proposals, quotations, price lists, contracts and all other documents and data relating to the Products or the conduct of Echelon's business.

          (c)  Demonstration Products.
               ----------------------

               (i)  Right to Use and Lend. Distributor shall have the right to
                    ---------------------
use any Demonstration Products acquired from Echelon pursuant to Section 8(b) above for (1) demonstrations at Distributor's facility and (2) trouble shooting of customer systems. Distributor shall also have the right to loan such Demonstration Products to prospective customers for evaluation purposes; provided, that Distributor furnishes Echelon with an original copy of Echelon's Evaluation Agreement signed by the prospective customer. The Evaluation Agreement shall be either (a) in substantially the form attached hereto as Exhibit F (with a ten (10) business day evaluation period) or (b) in substantially the form as furnished by Echelon (if Echelon in its sole discretion elects to approve any request for a different evaluation period). Distributor shall (x) use best efforts to ensure that the prospective customer performs its obligation at the end of the evaluation period to return the Product, any accompanying documentation and any materials developed by such customer relating to the Product, (y) notify Echelon of any known breach of such Evaluation Agreement and (z) provide Echelon with reasonable assistance in connection with the enforcement of such Evaluation Agreement, including, without limitation, granting Echelon full authority to proceed on Distributor's behalf. Echelon shall reimburse Distributor for its documented, pre-approved, out-of-pocket expenses incurred in connection with such assistance.

               (ii) Protection of Software.  Distributor will be responsible to
                    ----------------------
Echelon for the protection of Software used in any such Demonstration Products during the installation and removal thereof from the prospective customer's site. Such protection shall include the deletion of Software previously stored on any customer media and the removal of all copies of the Software and documentation from the customer's premises at the conclusion of such demonstration. Distributor shall assign a fully trained employee to supervise the installation and removal of the Software included in the Demonstration Product at each prospective customer's site. In no event shall Distributor use less care in the protection of Software during installation and removal from a prospective customer's site than Distributor uses for the protection of its own software products of like value.

     18.  TRADEMARKS AND TRADE NAMES
          --------------------------

          (a)  Use. During the term of this Agreement, Distributor shall have
               ---
the right within the Territory to indicate to the public that it is an authorized distributor of the Products and to advertise such items under the trademarks, service marks, and trade names that Echelon may adopt from time to time ("Echelon's Trademarks"). Distributor shall not alter or remove any of Echelon's Trademarks applied to the Products. Nothing herein shall grant to Distributor any right, title or interest in Echelon's Trademarks. All uses of Echelon's Trademarks by Distributor shall inure to the benefit of Echelon. At no time during the term of this Agreement shall Distributor challenge or assist others to challenge Echelon's Trademarks or the registration thereof or attempt to register any trademarks, service marks or trade names confusingly similar to those of Echelon.

          (b)  Approval of Representations.  All representations of Echelon's
               ---------------------------
Trademarks that Distributor intends to use shall first be submitted to Echelon for approval (which shall not be unreasonably withheld) of design, color, and other details or shall be exact copies of those used by Echelon. If any of Echelon's Trademarks are to be used in conjunction with another trademark on or in relation to the Products, then Echelon's Trademark shall be presented equally legibly, equally prominently, and of greater size than the other but nevertheless separated from the other so that each appears to be a mark in its own right, distinct from the other mark.

     19.  COPYRIGHT AND TRADEMARK INDEMNITY
          ---------------------------------

          (a)  Indemnification. Distributor agrees that Echelon has the right to
               ---------------
defend, or at its option to settle, and Echelon agrees, at its own expense, to defend or at its option to settle, any claim, suit or proceeding brought against Distributor or its customer on the issue of infringement of any third party copyright or trademark by the Products distributed hereunder or the use thereof, subject to the limitations hereinafter set forth. Echelon shall have sole control of any such action or settlement negotiations, and Echelon agrees to pay, subject to the limitations hereinafter set forth, any final judgment entered against Distributor or its customer on such issue in any such suit or proceeding defended by Echelon. Distributor agrees that Echelon at its sole option shall be relieved of the foregoing obligations unless Distributor or its customer notifies Echelon promptly in writing of such claim, suit or proceeding and gives Echelon authority to proceed as contemplated herein, and, at Echelon's expense, gives Echelon proper and full information and assistance to settle and/or defend any such claim, suit or proceeding. If the Products, or any part thereof, are, or in the opinion of Echelon may become, the subject of any claim, suit or proceeding for infringement of any copyright or trademark, or if it is adjudicatively determined that the Products, or any part thereof, infringe any copyright or trademark, or if the distribution or use of the Products, or any part thereof, is, as a result, enjoined, then Echelon may, at its option and expense: (i) procure for Distributor and its customers the right under such copyright or trademark to distribute or use, as appropriate, the Products or such part thereof; or (ii) replace the Products, or part thereof, with other suitable Products or parts; or (iii) suitably modify the Products, or part thereof; or (iv) if the use of the Products, or part thereof, is prevented by injunction or if the foregoing alternatives cannot be accomplished on a commercially reasonable basis, remove the Products, or part thereof, and refund the aggregate payments paid therefor by Distributor, less a reasonable sum for use and damage. Echelon shall not be liable for any costs or expenses incurred without its prior written authorization.

          (b)  Limitation. Notwithstanding the provisions of Subsection 19(a)
               ----------
above, Echelon assumes no liability for (i) any infringement claims with respect to any product in or with which any of the Products may be used but not covering the Products standing alone; (ii) any trademark infringements involving any marking or branding not applied by Echelon or involving any marking or branding applied at the request of Distributor; or (iii) the modification of the Products, or any part thereof, unless such modification was made by Echelon.

          (c)  Entire Liability. THE FOREGOING PROVISIONS OF THIS SECTION 19
               ----------------
STATE THE ENTIRE LIABILITY AND OBLIGATION OF ECHELON AND THE EXCLUSIVE REMEDY OF DISTRIBUTOR AND ITS CUSTOMERS WITH RESPECT TO ANY ALLEGED INFRINGEMENT OF COPYRIGHTS, TRADEMARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS BY THE PRODUCTS.

     20.  COMPLIANCE WITH LAWS
          --------------------

          (a)  Export Controls.
               ---------------

               (i) Distributor understands and acknowledges that Echelon is subject to regulation by agencies of the U.S. Government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Any and all obligations of Echelon to provide products, software, documentation or any media in which any of the foregoing is contained, as well as any technical assistance, shall be subject in all respects to Echelon's compliance with such United States laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, Bureau of Export Administration.

               (ii) Without in any way limiting the provisions of this Agreement, Distributor agrees that unless prior written authorization is obtained from the Bureau of Export Administration or the Export Administration Regulations, it will not export, reexport, or transship, directly or indirectly, any of the technical data or Software (i) into (or to a national resident of) Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Sudan, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Deny Orders.

          (b)  Governmental Approval. Distributor represents and warrants that
               ---------------------
no consent, approval or authorization of or designation, declaration or filing with any governmental authority in the Territory is required in connection with the valid execution and delivery of this Agreement.

          (c)  Noncompliance as Material Default. Noncompliance by Distributor
               ---------------------------------
or its consultants, employees or agents with this Section 20 shall be deemed to constitute a material default under this Agreement, justifying termination for material default pursuant to Section 15(c) hereof.

     21.  GENERAL PROVISIONS
          ------------------

          (a)  Governing Law. This Agreement shall not be governed by the 1980
               -------------
U.N. Convention on Contracts for the International Sale of Goods; rather, this Agreement shall be governed by and construed under the laws of the State of California, without reference to conflict of laws principles.

          (b)  Language. This Agreement shall be made in the English language,
               --------
which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

          (c)  Arbitration. Any dispute or claim arising out of or in connection
               -----------
with this Agreement shall be finally settled by binding arbitration in San Francisco, California under the Rules of Arbitration of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The parties and the appointed arbitrator shall establish procedures to ensure that a decision is rendered within one hundred twenty (120) days after appointment of the arbitrator. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, in the event of any breach by Distributor of Section 7, 17 or 18 above, Echelon shall have the right to injunctive relief in any court having jurisdiction hereof without breach of this Section 21(c).

          (d)  Force Majeure. Neither party shall be liable to the other for its
               -------------
failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control including, but not limited to, fire, flood, earthquake, war, embargo, strike, riot, inability to secure materials and transportation facilities, or the intervention of any governmental authority. If such delaying cause shall continue for more than sixty (60) days, the party injured by the inability of the other to perform shall have the right upon written notice to terminate this Agreement pursuant to Section 15(c).

          (e)  Assignment. Neither party may assign or delegate this Agreement
               ----------
or any of its licenses, rights or duties under this Agreement without the prior written consent of the other; provided, that either party may assign this Agreement to a person or entity which acquires or succeeds to all or substantially all of its business and assets, and which has assumed in writing its obligations under this Agreement.

          (f)  Authority. Each party represents that all corporate action
               ---------
necessary for the authorization, execution and delivery of this Agreement by such party and the performance of its obligations hereunder has been taken.

          (g)  Partial Invalidity. If any section, paragraph, provision, or
               ------------------
clause in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

          (h)  Counterparts. This Agreement may be executed in counterparts,
               ------------
which, taken together, shall be regarded as one and the same instrument.

          (i)  Modification. No alteration, amendment, waiver, cancellation or
               ------------
any other change in any term or condition of this Agreement shall be valid or binding on either party unless the same shall have been mutually assented to in writing by both parties.

          (j)  Waiver.  The failure of either party to enforce at any time the
               ------
provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be constituted to be a present or future waiver of such provisions, nor in any way affect the validity of either party to enforce each and every such provision thereafter. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

          (k)  Entire Agreement.  The terms and conditions herein contained
               ----------------
constitute the entire agreement between the parties and supersede and terminate all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof, including, without limitation, any distribution and related agreements in effect as of the date hereof.

          (l)  Section Headings. The section headings contained in this
               ----------------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (m)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed given if sent by prepaid registered or certified airmail, return receipt requested (if available), or sent by telex, facsimile or similar communication, and confirmed by such airmail, postage prepaid, addressed to the other party at the address shown at the beginning of this Agreement or at such other address for which such party gives notice hereunder.

          (n)  Severability.  IT IS UNDERSTOOD AND AGREED THAT EACH AND EVERY
               ------------
PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER SUCH PROVISION AND TO BE ENFORCED AS SUCH. FURTHER, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT IN THE EVENT ANY REMEDY HEREUNDER IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE. ALL LIMITATIONS OF

LIABILITY AND EXCLUSIONS OF DAMAGES SET FORTH HEREIN SHALL REMAIN IN EFFECT.

          (o)  Legal Expenses. The prevailing party in any legal action brought
               --------------
by one party against the other and arising out of this Agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court costs and reasonable attorneys' fees.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


ECHELON CORPORATION                     ________________________________
(Echelon)                               (Distributor)

By: ___________________________         By: ____________________________

_______________________________         ________________________________
         (Print Name)                   (Print Name)

Title: ________________________         Title: _________________________

                                   EXHIBIT A

                              PRODUCTS AND PRICES

========================================================================

   DEVELOPMENT      DISTRIBUTOR        SALES CREDIT        LICENSING
    PRODUCTS           PRICE          OR COMMISSION       REQUIREMENT
     ------            -----             ------             ------
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

========================================================================

========================================================================

      OEM           DISTRIBUTOR        SALES CREDIT        LICENSING
    PRODUCTS           PRICE          OR COMMISSION       REQUIREMENT
     ------            -----             -------            -------
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

========================================================================


========================================================================

    SOFTWARE        DISTRIBUTOR        SALES CREDIT        LICENSING
    PRODUCTS           PRICE          OR COMMISSION       REQUIREMENT
     ------            -----            --------            -------
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

========================================================================

                                   EXHIBIT B

                                   TERRITORY

                                   EXHIBIT C

                                 PAYMENT TERMS

                                   EXHIBIT D

                        SOFTWARE MARKETING OBLIGATIONS



     1. Pre-Sales Support. Distributor shall use its best efforts to solicit sales for the Software Products. Distributor shall provide limited pre-sales support, including distributing Echelon's promotional materials, answering technical questions and expediting customer's completion of the applicable Software License Agreement.

     2. Delivery. Promptly upon receipt of the Software Products from Echelon, Distributor shall deliver the same to the customer unopened in the original packaging and will obtain from the customer a signed copy of Echelon's Acknowledgment of Receipt. Distributor shall immediately forward such Acknowledgment to Echelon via facsimile transmission to the attention of Order Processing.

     3. Post-Sales Support. Distributor shall provide limited post-sales support. Customers requiring greater support will be directed by Distributor to contact Echelon for in-depth support during the initial warranty period and to contact Echelon with respect to entering into a support contract thereafter.

                                   EXHIBIT E

                       ADDITIONAL MARKETING OBLIGATIONS



[Insert terms of minimum purchases]

                                   EXHIBIT F

                             EVALUATION AGREEMENT

                                   EXHIBIT G

                          SOFTWARE LICENSE AGREEMENT

                                      G-1